Exhibit 32.1



                           CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of National Semiconductor Corporation (the "Company") on Form 10-K for the period ended May 28, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian
L. Halla, Chief Executive Officer for the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1)  The Report fully  complies with the  requirements  of Section 13(a) or
          Section 15(d), as applicable, of the Securities Exchange Act of 1934, and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: July 24, 2006                               \s\ Brian L. Halla
                                                  -----------------------
                                                   Brian L. Halla
                                                   Chief Executive Officer

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                           CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of National Semiconductor Corporation (the "Company") on Form 10-K for the period ended May 28, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lewis Chew, Senior Vice President, Finance and Chief Financial Officer for the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1)  The Report fully  complies with the  requirements  of Section 13(a) or
          Section 15(d), as applicable, of the Securities Exchange Act of 1934, and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: July 24, 2006                         \s\ Lewis Chew
                                            -----------------------
                                            Lewis Chew
                                            Senior Vice President, Finance and
                                            Chief Financial Officer
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